UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 23, 2006

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Aphton Corporation
(Exact Name of Registrant as Specified in Its Charter)

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Delaware
(State or Other Jurisdiction of Incorporation)

000-19122 (Commission File Number)	95-3640931 (IRS Employer Identification No.)

8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA (Address of Principal Executive Offices)	19103 (Zip Code)

(215) 218-4340
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03.       Bankruptcy or Receivership

     On May 23, 2006, Aphton Corporation filed a voluntary petition under chapter 11, title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Company is seeking offers to purchase its assets out of bankruptcy. Any sale will be subject to Bankruptcy Court approval.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Number	Description

99.1	Press release dated May 24, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APHTON CORPORATION

Date: May 24, 2006	By:	/s/ James F. Smith
	Name:	James F. Smith
	Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Description

99.1	Press release dated May 24, 2006.